DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the
Fund's Prospectuses
dated June 28, 2002

Effective December 23, 2002, the Board of Trustees of Delaware Group Adviser Funds approved a change in the frequency of dividend declaration and payment for the Delaware Diversified Income Fund. The following replaces the first paragraph of the section of the Fund's Prospectus entitled "Dividends, distributions and taxes":

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

This Supplement is dated December 18, 2002.